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Advocacy for LNG Imports in Natural Gas Markets

NARUC Winter Policy Summit

9 February 2021

This presentation includes forward-looking statements. Actual future results, including resource volumes, recoveries, production rates, demand, supply and capacities; the impacts of new technologies; and the creation of new sources of supply could differ materially due to: changes in market conditions affecting the oil and gas industry or long-term oil and gas price levels; political or regulatory developments including obtaining necessary regulatory permits; restrictions in trade, travel or broader government responses to first or subsequent waves of COVID-19; reservoir performance; the outcome of future exploration and development efforts; further research and testing of performance measures; technical or operating factors; the outcome of commercial negotiations; unexpected technological breakthroughs or challenges; and other factors cited under the caption "Factors Affecting Future Results" on the Investors page of our website at exxonmobil.com and under Item 1A. Risk Factors in our annual report on Form 10-K and quarterly reports on Form 10-Q. This material is not to be reproduced without the permission of Exxon Mobil Corporation

ExxonMobil

References to "ExxonMobil" in this presentation are used for convenience and may refer to one or more of Exxon Mobil Corporation and its affiliates

LNG Imports into Natural Gas Markets • Natural gas is an important and growing primary energy source around the world • ExxonMobil is a large producer of natural gas and a leader in LNG production, transportation and marketing • A well functioning natural gas market facilitates LNG imports 2LNG Imports into Natural Gas Markets • Natural gas is an important and growing primary energy source around the world • ExxonMobil is a large producer of natural gas and a leader in LNG production, transportation and marketing • A well functioning natural gas market facilitates LNG imports 2

Natural Gas Natural gas plays a vital role in satisfying the energy needs of consumers worldwide while helping to mitigate the risks of climate change. Abundant • Natural gas resource estimates keep rising as technology unlocks resources previously considered too difficult or costly to produce Cleaner Fuel • Choosing natural gas as a cleaner-burning alternative to coal improves air quality and reduces carbon intensity. Growing Demand • Natural gas grows more than any other energy source, rising from 23 percent of global energy supply in 2017 to 26 percent in 2040. • In 2017, LNG trade met about 10 percent of global natural gas demand; by 2040, LNG trade will meet nearly 20 percent of the world’s natural gas needs The diversity and reliability of LNG supplies – combined with the flexibility to ship natural gas to where it is needed, make LNG a favorable choice for nations needing dependable, lower emissions energy sources to foster economic growth Source: ExxonMobil 2019 Outlook for Energy 3Natural Gas Natural gas plays a vital role in satisfying the energy needs of consumers worldwide while helping to mitigate the risks of climate change. Abundant • Natural gas resource estimates keep rising as technology unlocks resources previously considered too difficult or costly to produce Cleaner Fuel • Choosing natural gas as a cleaner-burning alternative to coal improves air quality and reduces carbon intensity. Growing Demand • Natural gas grows more than any other energy source, rising from 23 percent of global energy supply in 2017 to 26 percent in 2040. • In 2017, LNG trade met about 10 percent of global natural gas demand; by 2040, LNG trade will meet nearly 20 percent of the world’s natural gas needs The diversity and reliability of LNG supplies – combined with the flexibility to ship natural gas to where it is needed, make LNG a favorable choice for nations needing dependable, lower emissions energy sources to foster economic growth Source: ExxonMobil 2019 Outlook for Energy 3

LNG Global Presence: Diverse Supply Portfolio Islamabad • More than 40 years of LNG project development experience • Lead developer of numerous capital intensive, complex Large gas resource with LNG potential projects from concept to Final Investment Decision 4 4LNG Global Presence: Diverse Supply Portfolio Islamabad • More than 40 years of LNG project development experience • Lead developer of numerous capital intensive, complex Large gas resource with LNG potential projects from concept to Final Investment Decision 4 4

Natural Gas Market • ExxonMobil has comprehensive experience in the natural gas business: exploration, development, production, liquefaction, shipping, receiving, regasification, buying, selling, transmission and distribution • Well functioning market facilitates increasing use of natural gas 5Natural Gas Market • ExxonMobil has comprehensive experience in the natural gas business: exploration, development, production, liquefaction, shipping, receiving, regasification, buying, selling, transmission and distribution • Well functioning market facilitates increasing use of natural gas 5

Natural Gas Markets • Many types of functioning markets around the world: • Fully Competitive Markets • Vertical Monopolies – state owned or utility owned • State Controlled Markets • What type of market is the best one? • It depends • Each market has its unique combination of characteristics • Overall Government Structure and Stability • Economic Status • Regulatory Framework • Market Participants • Infrastructure Development • Access to Infrastructure • Local Resource Supply – domestic production and imports • Market Demand – sectors, peaks – seasonally and daily 6Natural Gas Markets • Many types of functioning markets around the world: • Fully Competitive Markets • Vertical Monopolies – state owned or utility owned • State Controlled Markets • What type of market is the best one? • It depends • Each market has its unique combination of characteristics • Overall Government Structure and Stability • Economic Status • Regulatory Framework • Market Participants • Infrastructure Development • Access to Infrastructure • Local Resource Supply – domestic production and imports • Market Demand – sectors, peaks – seasonally and daily 6

Key LNG Import Market Liberalization Efforts

Country	Natural Gas Market Liberalization Efforts	ExxonMobil Advisory Activities

India	• Prime Minister Narendra Modi's 2030 target of a 15% share for natural gas in the energy mix (up from current 6%)	• US-India Gas Task Force
		  • Markets and Regulation Subcommittee
		  • Gas Demand Subcommittee

China	• Created National Pipeline Company, Pipe China, Dec 2019	• Collaboration with International Energy Agency on publication "Gas Market Liberalisation Reform: Key insights from international experiences and the implications for China" • Workshops on gas markets, transportation and gas hubs with regulators
Brazil	• New Gas Market (Novo Mercado) Program • Gas to Grow (Gas Para Crescer) Program	• Participation on Gas Committee of IBP • Presentation at IBP Gas Seminar

ExxonMobil

7

Natural Gas Market Advocacy • Market is vital part of natural gas value chain • Sharing information as appropriate on evolution and development of large competitive natural gas markets and key enablers helps progress the market development in a country • Means to open dialogue between government and market participants 8Natural Gas Market Advocacy • Market is vital part of natural gas value chain • Sharing information as appropriate on evolution and development of large competitive natural gas markets and key enablers helps progress the market development in a country • Means to open dialogue between government and market participants 8

LNG Thank you ExxonMobil | LNGLNG Thank you ExxonMobil | LNG

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) intends to file a proxy statement and associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in ExxonMobil’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 26, 2020, ExxonMobil’s proxy statement for the 2020 Annual Meeting of Shareholders, filed with the SEC on April 9, 2020 and ExxonMobil’s Form 8-K filed with the SEC on December 1, 2020. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the 2020 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.